UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2010

Date of reporting period: June 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein U.S. Strategic Research Portfolio

June 30, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 19, 2010

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein US Strategic Research Portfolio (the “Fund”) for the six-month and since-inception periods ended June 30, 2010. The Fund was incepted on December 23, 2009.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital.

The Fund pursues opportunistic growth by investing primarily in a diversified portfolio of US companies in multiple industries that may benefit from innovation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by US companies.

The Fund invests in securities issued by companies from multiple industries in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund may invest up to 20% of its net assets in equity and fixed-income securities issued by non-US corporate and governmental issuers. The Fund may invest in both developed and emerging market countries. The percentage of the Fund’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with AllianceBernstein L.P.’s (the “Adviser’s”) assessment of the appreciation potential of such securities. The Fund may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation.

The Fund invests in well-known, established companies as well as new, smaller or less-seasoned companies. The Fund may also invest in synthetic foreign equity securities, which are a type of warrant used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero coupon bonds. Normally, the Fund invests in about 40-60 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a position of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and other options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the S&P 500 Stock Index, as well as the peer group, the Lipper Multi-Cap Growth Funds Average (the “Lipper Average”), for the six-month and since-inception periods ended June 30, 2010. Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	1

investment policies and sales and management fees.

The Fund’s Class A shares without sales charges underperformed the benchmark for the six-month and since-inception periods ended June 30, 2010. (Both the Fund and the benchmark posted negative returns for both periods.) Both security and sector selection detracted from performance, although security selection accounted for a majority of the underperformance. Strong stock selection in the information technology & healthcare sectors, reflecting the market’s acceptance of the Fund’s Web 2.0 and Genomics themes, contributed significantly to relative performance, but failed to fully offset sector exposure in materials and energy, and the Fund’s underweight in financials. In fact those three sectors contributed most of the Fund’s negative performance in the reporting period.

Specifically, stocks in the energy and materials sectors comprised six of the Fund’s largest 10 detractors, including Monsanto, Cameco, Freeport-McMoran, National Oilwell Varco, Consol Energy and Weyerhaeuser. After a strong 2009, commodity prices took a breather on concern around sovereign debt levels in Europe and fears of a “double dip” recession. Strong fundamental demand from emerging markets, which now account for more than half of global demand for many commodities, failed to reverse weak price action. In addition, stock-specific factors hurt performance of Qualcomm, Goldman Sachs and Toyota.

Market Review and Investment Strategy

Volatility continued in the global financial markets in the reporting period ended June 30, 2010, as investors worried that sovereign-debt problems in Europe might spread and undermine economic growth in other economies. Markets whipsawed as investors reacted to these concerns and to a host of other new uncertainties, from the oil spill in the Gulf of Mexico to signs of a softening in US consumer confidence. Stocks fell in both developed and emerging markets, and credit spreads widened. But while risk aversion increased, it remains far below the levels seen during the recent financial crisis. For example, interbank lending rates are still within precrisis historical norms. The return of risk aversion and the recent spate of negative headlines have sparked concerns regarding the sustainability of the global economic recovery and, for many observers, have revived memories of the dramatic 2008 crisis.

But there are several important differences to note between the recent crisis and the state of the world economy today. In late 2008, major industrialized economies were contracting, corporate earnings were weakening and the banking system was in crisis. Today, the global economy appears to be on the mend, nonfinancial corporate balance sheets are in great shape and banks are rebuilding their capital. Leading economic indicators continue to show significant improvement in global economic conditions. Emerging- market economies are leading the

2	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

recovery, thanks to booming domestic demand.

Despite fears of a double-dip downturn, the Fund’s Strategic Research Portfolio Oversight Group (the “Group”) believes there may be above-trend global growth in 2010. This growth may likely be accompanied by rising inflation expectations, because the Group believes governments have fallen behind the curve in removing their unprecedented stimulus efforts. As a result, the Group has positioned the Fund with overweight positions in cyclical stocks such as energy, materials and industrials. To protect the Fund from the effects of inflation, the Group has been diligent in taking profits from winners in the Fund’s Web 2.0 and Heightened Cyclicality themes, using the proceeds to add to energy and materials holdings. The Group is sticking with its high-conviction, longer-duration thematic stocks, while maintaining a measure of low-multiple, inflation hedged holdings as a balance. The Group continues to rigorously review its research, to challenge its assumptions and then stick with opportunities where its conviction remains highest.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. This Fund is relatively new and the performance reflected may not be illustrative of long-term performance. A fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P 500 Stock Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 US stocks and is a common measure of the performance of the overall US stock market. For the six-month and since-inception periods ended June 30, 2010, the Lipper Multi-Cap Growth Funds Average consisted of 486 and 483 funds, respectively. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The market values of the Fund’s holdings rise and fall from day to day, so investments may lose value. Investing in non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. These risks are magnified in securities of emerging or developing markets. If a non-US security’s trading currency weakens versus the US dollar, its value may be negatively affected when translated back into US dollar terms. Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2010	Returns
	6 Months	Since Inception*
AllianceBernstein US Strategic Research Portfolio
Class A	-7.80%	-7.80%

Class C	-8.20%	-8.20%

Advisor Class**	-7.70%	-7.70%

S&P 500 Stock Index	-6.65%	-7.07%

Lipper Multi-Cap Growth Funds Average	-6.52%	-6.88%

* Inception date: 12/23/09 for all share classes.

**  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

12/23/09* TO 6/30/10

* Inception date: 12/23/09.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein US Strategic Research Portfolio Class A shares (from 12/23/09* to 6/30/10) as compared to the benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the Fund’s initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2010
	NAV Returns	SEC Returns

Class A Shares
Since Inception*	-7.80%	-11.69%

Class C Shares
Since Inception*	-8.20%	-9.12%

Advisor Class Shares†
Since Inception*	-7.70%	-7.70%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.85%, 2.55%, and 1.55%, for Class A, Class C and Advisor Class respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.35%, 2.05%, and 1.05% for Class A, Class C and Advisor Class, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on estimated expenses.

*	Inception date: 12/23/09 for all share classes.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2010)
SEC Returns

Class A Shares
Since Inception*	-11.69%

Class C Shares
Since Inception*	-9.12%

Advisor Class Shares†
Since Inception*	-7.70%

*	Inception date: 12/23/09 for all share classes.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2010		Ending Account Value June 30, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$922.00	$1,018.10	$6.43	$6.76
Class C	$1,000	$1,000	$918.00	$1,014.63	$9.75	$10.24
Advisor Class	$1,000	$1,000	$923.00	$1,019.59	$5.01	$5.26
Class R	$1,000	$1,000	$920.00	$1,017.11	$7.38	$7.75
Class K	$1,000	$1,000	$922.00	$1,018.35	$6.20	$6.51
Class I	$1,000	$1,000	$923.00	$1,019.59	$5.01	$5.26
*	Expenses are equal to the classes’ annualized expense ratios of 1.35%, 2.05%, 1.05%, 1.55%, 1.30% and 1.05%, respectively, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Fund Expenses

PORTFOLIO SUMMARY

June 30, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1.5

TEN LARGEST HOLDINGS**

June 30, 2010 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Barrick Gold Corp.	$54,946	3.6%
Red Hat, Inc.	48,330	3.1
Apple, Inc.	47,791	3.1
Denbury Resources, Inc.	46,848	3.1
Occidental Petroleum Corp.	43,976	2.9
Amazon.com, Inc.	43,704	2.8
Schlumberger Ltd.	42,888	2.8
Illumina, Inc.	39,612	2.6
Weyerhaeuser Co.	37,136	2.4
Freeport-McMoRan Copper & Gold, Inc.	36,069	2.4
	$441,300	28.8%

*	All data are as of June 30, 2010. The Fund’s sector type breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.4%
Information Technology – 22.7%
Communications Equipment – 4.4%
Juniper Networks, Inc.(a)	1,535	$35,029
QUALCOMM, Inc.	990	32,511

		67,540

Computers & Peripherals – 4.7%
Apple, Inc.(a)	190	47,791
NetApp, Inc.(a)	640	23,878

		71,669

Electronic Equipment, Instruments & Components – 1.7%
Agilent Technologies, Inc.(a)	930	26,440

Internet Software & Services – 1.6%
Equinix, Inc.(a)	305	24,772

Software – 10.3%
Activision Blizzard, Inc.	2,755	28,900
Intuit, Inc.(a)	765	26,599
Red Hat, Inc.(a)	1,670	48,330
Salesforce.com, Inc.(a)	370	31,753
VMware, Inc. – Class A(a)	340	21,281

		156,863

		347,284

Materials – 15.0%
Chemicals – 3.5%
Air Products & Chemicals, Inc.	320	20,739
Monsanto Co.	730	33,741

		54,480

Metals & Mining – 9.1%
Agnico-Eagle Mines Ltd.	340	20,665
Allegheny Technologies, Inc.	615	27,177
Barrick Gold Corp.	1,210	54,946
Freeport-McMoRan Copper & Gold, Inc.	610	36,069

		138,857

Paper & Forest Products – 2.4%
Weyerhaeuser Co.	1,055	37,136

		230,473

Energy – 14.6%
Energy Equipment & Services – 6.9%
Nabors Industries Ltd.(a)	1,710	30,130
National Oilwell Varco, Inc.	980	32,409
Schlumberger Ltd.	775	42,888

		105,427

Oil, Gas & Consumable Fuels – 7.7%
Cameco Corp.	1,310	27,877
Denbury Resources, Inc.(a)	3,200	46,848

10	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Occidental Petroleum Corp.	570	$43,976

		118,701

		224,128

Industrials – 12.9%
Construction & Engineering – 3.0%
Fluor Corp.	345	14,663
Shaw Group, Inc. (The)(a)	920	31,482

		46,145

Electrical Equipment – 1.2%
ABB Ltd. (Sponsored ADR)(a)	1,050	18,144

Industrial Conglomerates – 1.6%
McDermott International, Inc.(a)	1,145	24,801

Machinery – 5.3%
Cummins, Inc.	400	26,052
Danaher Corp.	790	29,324
Deere & Co.	460	25,613

		80,989

Professional Services – 1.8%
Manpower, Inc.	645	27,851

		197,930

Consumer Discretionary – 10.7%
Auto Components – 1.7%
Johnson Controls, Inc.	975	26,198

Automobiles – 1.1%
Ford Motor Co.(a)	1,640	16,531

Hotels, Restaurants & Leisure – 0.9%
Starwood Hotels & Resorts Worldwide, Inc.	340	14,086

Internet & Catalog Retail – 4.0%
Amazon.com, Inc.(a)	400	43,704
NetFlix, Inc.(a)	157	17,058

		60,762

Media – 3.0%
Interpublic Group of Cos., Inc. (The)(a)	2,020	14,403
Walt Disney Co. (The)	1,020	32,130

		46,533

		164,110

Financials – 10.2%
Capital Markets – 6.4%
Bank of New York Mellon Corp. (The)	1,345	33,208
Credit Suisse Group AG (Sponsored ADR)	945	35,372
Goldman Sachs Group, Inc. (The)	223	29,273

		97,853

Diversified Financial Services – 2.2%
CME Group, Inc. – Class A	121	34,067

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Investment Trusts (REITs) – 1.6%
ProLogis	2,375	$24,059

		155,979

Health Care – 8.4%
Health Care Providers & Services – 2.2%
Medco Health Solutions, Inc.(a)	620	34,150

Life Sciences Tools & Services – 6.2%
Illumina, Inc.(a)	910	39,612
QIAGEN NV(a)	1,450	27,869
Thermo Fisher Scientific, Inc.(a)	560	27,468

		94,949

		129,099

Utilities – 2.8%
Independent Power Producers & Energy Traders – 1.3%
Calpine Corp.(a)	1,505	19,144

Multi-Utilities – 1.5%
Sempra Energy	500	23,395

		42,539

Consumer Staples – 1.1%
Household Products – 1.1%
Procter & Gamble Co. (The)	280	16,794

Total Common Stocks (cost $1,626,717)		1,508,336

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.17%(b) (cost $20,588)	20,588	20,588

Total Investments – 99.7% (cost $1,647,305)		1,528,924
Other assets less liabilities – 0.3%		4,139

Net Assets – 100.0%		$1,533,063

(a)	Non-income producing security.
(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depository Receipt

See notes to financial statements.

12	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2010

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,626,717)	$1,508,336
Affiliated issuers (cost $20,588)	20,588
Deferred offering expenses	86,802
Receivable due from Adviser	36,857
Receivable for investment securities sold	7,597
Dividends receivable	1,000

Total assets	1,661,180

Liabilities
Accrued offering costs	60,698
Legal fee payable	14,783
Custody fee payable	14,194
Audit fee payable	13,267
Payable for investment securities purchased	10,029
Printing fee payable	9,640
Transfer Agent fee payable	2,617
Distribution fee payable	164
Accrued expenses	2,725

Total liabilities	128,117

Net Assets	$1,533,063

Composition of Net Assets
Capital stock, at par	$1,663
Additional paid-in capital	1,689,949
Undistributed net investment income	598
Accumulated net realized loss on investment transactions	(40,766)
Net unrealized depreciation on investments	(118,381)

$1,533,063

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$548,686	59,540	$9.22	*

C	$64,127	6,986	$9.18

Advisor	$892,603	96,729	$9.23

R	$9,203	1,000	$9.20

K	$9,216	1,000	$9.22

I	$9,228	1,000	$9.23

*	The maximum offering price per share for Class A shares was $9.63 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Period December 23, 2009(a) to June 30, 2010

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $430)	$6,209
Affiliated issuers	38	$6,247

Expenses
Advisory fee (see Note B)	4,967
Distribution fee—Class A	360
Distribution fee—Class C	232
Distribution fee—Class R	26
Distribution fee—Class K	13
Transfer agency—Class A	395
Transfer agency—Class C	169
Transfer agency—Advisor Class	9,410
Transfer agency—Class R	3
Transfer agency—Class K	3
Transfer agency—Class I	1
Amortization of offering expenses	94,240
Custodian	45,492
Administrative	42,477
Audit	35,017
Printing	15,016
Legal	14,783
Directors’ fees	12,457
Registration fees	8,217
Miscellaneous	5,936

Total expenses	289,214
Less: expenses waived and reimbursed by the Adviser (see Note B)	(281,629)

Net expenses		7,585

Net investment loss		(1,338)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(40,790)
Net change in unrealized appreciation/depreciation of:
Investments		(118,381)

Net loss on investment transactions		(159,171)

Net Decrease in Net Assets from Operations		$(160,509)

(a)	Commencement of operations.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	December 23, 2009(a) to June 30, 2010
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(1,338)
Net realized loss on investment transactions	(40,790)
Net change in unrealized appreciation/depreciation of investments	(118,381)

Net decrease in net assets from operations	(160,509)
Capital Stock Transactions
Net increase	1,693,572

Total increase	1,533,063
Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $598)	$1,533,063

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	15

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2010

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”) is a Maryland corporation. The Company currently has two series, AllianceBernstein U.S. Strategic Research Portfolio (the “Fund”) and AllianceBernstein Small Cap Growth Portfolio, each of which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein U.S. Strategic Research Portfolio. The Fund commenced operations on December 23, 2009. The Fund offers Class A, Class C and Advisor Class shares. The Fund has also issued Class R, Class K and Class I shares to the Fund’s investment adviser, AllianceBernstein L.P. (the “Adviser”), which is the sole shareholder of these classes. Class R, Class K and Class I shares are not publicly offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid

16	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	17

Notes to Financial Statements

inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2010:

Investments in Securities	Level 1		Level 2			Level 3			Total
Common Stocks	$1,508,336		$	– 0	–	$	– 0	–	$1,508,336
Short-Term Investments	20,588			– 0	–		– 0	–	20,588

Total Investments in Securities	1,528,924			– 0	–		– 0	–	1,528,924
Other Financial Instruments*	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,528,924		$	– 0	–	$	– 0	–	$1,528,924

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net

18	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	19

Notes to Financial Statements

8. Offering Expenses

Offering expenses of $181,042 have been deferred and are being amortized on a straight line basis over a one year period.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.35%, 2.05%, 1.05%, 1.55%, 1.30% and 1.05% of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps will expire on June 30, 2011 and then may be extended by the Adviser for additional one year terms. For the period ended June 30, 2010, such reimbursement amounted to $239,152.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended June 30, 2010, the Adviser voluntarily waived such fees in the amount of $42,477.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $6,049 for the period ended June 30, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $55 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the period ended June 30, 2010.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the period ended June 30, 2010 is as follows:

Market Value December 23, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2010 (000)	Dividend Income (000)
$ – 0 –	$1,925	$1,904	$21	$0	*

*	Amount is less than $500.

20	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the period ended June 30, 2010 amounted to $699, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $19,323, $1,683 and $1,696 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended June 30, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$2,401,435		$733,928
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$1,677,594

Gross unrealized appreciation	$44,378
Gross unrealized depreciation	(193,048)

Net unrealized depreciation	$(148,670)

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	21

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The Fund did not engage in derivative transactions for the period ended June 30, 2010.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	December 23, 2009 (a) to June 30, 2010	December 23, 2009 (a) to June 30, 2010

Class A
Shares sold	89,869	$911,117

Shares redeemed	(30,329)	(287,289)

Net increase	59,540	$623,828

Class C
Shares sold	6,986	$71,634

Net increase	6,986	$71,634

Advisor Class
Shares sold	96,729	$968,110

Net increase	96,729	$968,110

22	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

	Shares	Amount
	December 23, 2009 (a) to June 30, 2010	December 23, 2009 (a) to June 30, 2010

Class R
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class K
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class I
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	23

Notes to Financial Statements

prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended June 30, 2010.

NOTE H

Components of Accumulated Earnings (Deficit)

As of June 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$598
Accumulated capital and other losses	(10,477)	(a)
Unrealized appreciation/(depreciation)	(148,670)	(b)

Total accumulated earnings/(deficit)	$(158,549)

(a)

On June 30, 2010, the Fund had a net capital loss carryforward of $10,477 all of which will expire in 2018. To the extent, future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of loss on wash sales.

During the current fiscal year, permanent differences primarily due to non deductible offering cost and tax treatment of REITs (Real Estate Investment Trusts), resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized loss on investment, and a decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the

24	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	25

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
December 23, 2009(a) to June 30, 2010

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.02)
Net realized and unrealized loss on investment transactions	(.76)

Net decrease in net asset value from operations	(.78)

Net asset value, end of period	$ 9.22

Total Return
Total investment return based on net asset value(d)	(7.80)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$549
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.35%
Expenses, before waivers/reimbursements(e)	37.39%
Net investment loss(c)(e)	(.46)%
Portfolio turnover rate	59%

See footnote summary on page 31.

26	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
December 23, 2009(a) to June 30, 2010

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.05)
Net realized and unrealized loss on investment transactions	(.77)

Net decrease in net asset value from operations	(.82)

Net asset value, end of period	$ 9.18

Total Return
Total investment return based on net asset value(d)	(8.20)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$64
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.05%
Expenses, before waivers/reimbursements(e)	40.51%
Net investment loss(c)(e)	(1.04)%
Portfolio turnover rate	59%

See footnote summary on page 31.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	27

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
December 23, 2009(a) to June 30, 2010

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.01)
Net realized and unrealized loss on investment transactions	(.76)

Net decrease in net asset value from operations	(.77)

Net asset value, end of period	$ 9.23

Total Return
Total investment return based on net asset value(d)	(7.70)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$893
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.05%
Expenses, before waivers/reimbursements(e)	45.29%
Net investment loss(c)(e)	(.10)%
Portfolio turnover rate	59%

See footnote summary on page 31.

28	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
December 23, 2009(a) to June 30, 2010

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.03)
Net realized and unrealized loss on investment transactions	(.77)

Net decrease in net asset value from operations	(.80)

Net asset value, end of period	$ 9.20

Total Return
Total investment return based on net asset value(d)	(8.00)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.55%
Expenses, before waivers/reimbursements(e)	44.62%
Net investment loss(c)(e)	(.60)%
Portfolio turnover rate	59%

See footnote summary on page 31.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
December 23, 2009(a) to June 30, 2010

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.02)
Net realized and unrealized loss on investment transactions	(.76)

Net decrease in net asset value from operations	(.78)

Net asset value, end of period	$ 9.22

Total Return
Total investment return based on net asset value(d)	(7.80)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.30%
Expenses, before waivers/reimbursements(e)	44.36%
Net investment loss(c)(e)	(.35)%
Portfolio turnover rate	59%

See footnote summary on page 31.

30	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
December 23, 2009(a) to June 30, 2010

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.01)
Net realized and unrealized loss on investment transactions	(.76)

Net decrease in net asset value from operations	(.77)

Net asset value, end of period	$ 9.23

Total Return
Total investment return based on net asset value(d)	(7.70)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.05%
Expenses, before waivers/reimbursements(e)	44.13%
Net investment loss(c)(e)	(.10)%
Portfolio turnover rate	59%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	31

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Cap Fund, Inc.

and Shareholders of AllianceBernstein U.S. Strategic Research Portfolio

We have audited the accompanying statement of assets and liabilities of AllianceBernstein U.S. Strategic Research Portfolio (one of the portfolios constituting AllianceBernstein Cap Fund, Inc.) (the “Fund”), including the portfolio of investments, as of June 30, 2010, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period December 23, 2009 (commencement of operations) to June 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein U.S. Strategic Research Portfolio of AllianceBernstein Cap Fund, Inc. as of June 30, 2010, and the results of its operations, changes in its net assets and the financial highlights for the period December 23, 2009 (commencement of operations) to June 30, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 26, 2010

32	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Opinion Letter

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Carson, Vice President

Amy P. Raskin, Vice President

Catherine D. Wood, Vice President

Vadim Zlotnikov, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-6003

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio are made by the Adviser’s Strategic Research Portfolio Oversight Group. Mses. Raskin and Wood and Messrs. Carson and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	33

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE and (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., +, # 77 Chairman of the Board (2009)	Investment Adviser and an Independent Consultant since prior to 2005. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	94	None

John H. Dobkin, # 68 (2009)	Independent Consultant since prior to 2005. Formerly, President of Save Venice, Inc. (preservation organization) from June 2001-June 2002, Senior Advisor from June 1999 - June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 - May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	92	None

34	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE and (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 66 (2009)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is director of two other registered investment companies (and Chairman of one of them).	92	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2005, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2009)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was a Director of the Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director of one or more of the AllianceBernstein Funds since 1982.	92	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2005 and Intel Corporation (semi-conductors) since prior to 2005 until 2008

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	35

Management of the Fund

NAME, ADDRESS*, AGE and (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 62 (2009)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Senior Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	92	None

36	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE and (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 58 (2009)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice-Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), and organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	91	None

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	37

Management of the Fund

NAME, ADDRESS*, AGE and (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 68 (2009)	Private Investor since prior to 2005. Interim CEO of MEMC Electronic Materials, Inc.(semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	92	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2005

Earl D. Weiner, # 71 (2009)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	92	None

38	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the fund.

+	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	39

Management of the Fund

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 50	President and Chief Executive Officer	Senior Vice President of AllianceBernstein L.P. (the “Adviser”)** and the head of AllianceBernstein Investments, Inc. (“ABI”)** since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. prior to March 2003.

Joseph G. Carson 58	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Amy P. Raskin 38	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2005.

Catherine D. Wood 54	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2005.

Vadim Zlotnikov 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2005.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Service, Inc. (“ABIS”),** with which he has been associated since prior to 2005.

40	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Phyllis J. Clarke 49	Controller	Vice President of ABIS,** with which she has been associated since prior to 2005.

*	The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	41

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”) in respect of AllianceBernstein U.S. Strategic Research Portfolio (the “Portfolio”).2

The Portfolio’s investment objective is long-term growth of capital. The Portfolio pursues opportunistic growth by investing primarily in a diversified portfolio of U.S. companies in multiple industries that may benefit from innovation. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities issued by U.S. companies with mid- to large-capitalization.

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

1	It should be noted that the Senior Officer’s evaluation was completed on September 14, 2009.

2	Future references to the Fund or the Portfolio do not include “AllianceBernstein.” Pro-forma expense data for Class A shares was provided by the Adviser based on projected assets of $100 million.

42	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

FUND’S ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser has proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The advisory fee schedule of the Portfolio, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories3 of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	U.S. Strategic Research Portfolio

The Adviser is to be reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative, and other services.

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s start up period until June 30, 2011.4

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio		Fiscal Year End
U.S. Strategic Research Portfolio	Advisor Class A Class B Class C Class R Class K Class I	1.05 1.35 2.05 2.05 1.55 1.30 1.05	% % % % % % %	1.55 1.85 2.55 2.55 2.05 1.80 1.55	% % % % % % %	June 30

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The agreement allows for the Adviser to be reimbursed through June 30, 2012 for management fees that the Adviser waived or reimbursements that the Adviser made for fund expenses exceeding the Portfolio’s expense caps for the period through June 30, 2011. The agreement provides that such payment shall be made only to the extent that the payment does not cause the Portfolio’s aggregate expenses to exceed, on an annual basis, the Portfolio’s expense limitation, and that such payment shall not exceed the amount of the offering expenses recorded by the Portfolio for financial reporting purposes on or before June 30, 2011.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	43

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as the Portfolio’s Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as the Portfolio’s counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing funds with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.5 In

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

44	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstesin Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fees based on the Adviser’s initial estimate of the Portfolio’s net assets.

Portfolio	Initial Estimated Net Assets ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Effective Portfolio Adv. Fee
U.S. Strategic Research Portfolio	$100.0	U.S. Strategic Research 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25m	0.488	0.750

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationship that has a similar investment style as the Portfolio. Also set forth is what would have been the investment advisory fee had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on the initial estimate of the Portfolio’s net assets.

Sub-Advised Fund	Sub-Advised Fund Fee Schedule	Sub-Advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
Client #1	0.38% of the sub-advised fund’s average daily net assets[6]	0.380	0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. This is demonstrated by the advisory fee charged the sub-advised fund of 80 basis points, compared to the 38 basis points the sub-adviser, AllianceBernstein, is paid for managing the investments.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fees relative to

6	The advisory fee charged by the sub-advised fund’s Adviser is 0.80% of the sub-advised fund’s average daily net assets.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	45

the median of the Portfolio’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Portfolio.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size)9 comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[10]	Lipper Exp. Group Median (%)	Rank
U.S. Strategic Research Portfolio	0.750	0.874	2/12

Lipper also compared the total expense ratio of the Portfolio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). Lipper describes the EU as a broader group, consisting of all funds with the same investment classification/objective as the subject Portfolio.11 The results of that comparison are set forth below:

Fund	Expense Ratio (%)	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
U.S. Strategic Research Portfolio	1.350	1.494	4/12	1.322	36/60

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

9	Lipper information regarding the Portfolio’s expenses are based on the Portfolio having projected assets of $100 million.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

11	Except for asset (size) comparability, Lipper uses the same EG criteria for selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

46	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	47

The Portfolio may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from business conducted with the Portfolio will be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,12 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli13 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.14 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on

12	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

13	The Deli study, which was based on 1997 SEC reported filings, was published in 2002 by Daniel N. Deli. The results of the study with respect to fund size and family size were consistent with economies of scale being shared with shareholders, suggesting a competitive environment.

14	The two dimensional analysis showed patternssss of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

48	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGY.

With assets under management of $467 billion as of July 31, 2009, the Adviser has the investment experience to manage the portfolio assets of the Portfolio and provide non-investment services to the Portfolio.

The Portfolio has no performance history since the Portfolio has not yet commenced operations. However, the Adviser does manage a separately managed account, U.S. Strategic Research institutional account, which has a substantially similar investment style as the Portfolio. Set forth below are the 1, 3, 5, 10 year and since inception gross of fees performance returns of the institutional account composite and its benchmark, the S&P500 index, for the periods ending July 31, 2009. Also shown are the performance returns adjusted for U.S. Strategic Research Portfolio’s Class A share expected expense ratio of 1.35%.

	Periods Ended July 31, 2009 Annualized Performance

Institutional Account/Benchmark	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception[15] (%)
U.S. Strategic Research (Gross of Managed Account Fee)	-24.0	-7.7	-1.4	0.3	12.4

U.S. Strategic Research (adjusted for the Portfolio’s expected initial 1.35% expense ratio)	-25.1	-8.9	-2.7	-1.0	10.9

S&P 500 Index	-26.2	-8.2	-2.2	-2.2	10.6

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: October 26, 2009

15	Date of inception: December 31, 1981.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	49

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Multi-Asset Inflation Strategy

Alternative Strategies

Market Neutral Strategy - U.S.

Market Neutral Strategy - Global

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

50	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	51

NOTES

52	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

USSR-0151-0610

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in

2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AllianceBernstein U.S. Strategic Research Portfolio	2009	N/A	N/A	N/A
	2010	$21,750	$—	$—

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AllianceBernstein U.S. Strategic Research Portfolio	2009	N/A		N/A N/A N/A
	2010	$666,918	$ $ $	127,715 (127,715 —)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/S/ ROBERT M. KEITH
Robert M. Keith President

Date: August 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT M. KEITH
Robert M. Keith President

Date: August 25, 2010

By:	/S/ JOSEPH J. MANTINEO
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: August 25, 2010